UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 27, 2023

First Wave BioPharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37853	46-4993860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 502 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 589-7020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FWBI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On December 27, 2023, First Wave BioPharma, Inc. (the “Company”) announced it has entered into a non-binding letter of intent (the “Niclosamide LOI”) for the sale of the Company’s niclosamide program, which is designed to treat inflammatory bowel diseases such as ulcerative colitis and related conditions, to an undisclosed biopharmaceutical company (the “Niclosamide Sale”). The Niclosamide LOI contemplates a low seven-figure upfront payment to the Company for the rights to Niclosamide, as well as economics to the Company related to future milestones and royalties.

The Niclosamide LOI only represents a mutual indication of interest regarding the Niclosamide Sale and the terms of the Niclosamide Sale are subject to a number of contingencies, including the completion of customary due diligence and the negotiation and execution of definitive agreements. Upon execution of the definitive agreement, the completion of the transaction will be subject to, among other matters, satisfaction of the conditions negotiated therein, the buyer having secured adequate financing, and receipt of all third party (including governmental) approvals, licenses, consents, and clearances, as and when applicable. There can be no assurance that the Niclosamide Sale will be completed on the terms contemplated in the Niclosamide LOI or otherwise. In particular, the timing of closing of any such transaction and the aggregate consideration that we may receive may materially differ from that currently contemplated by the Niclosamide LOI.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed or furnished, as applicable, with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated December 27, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Wave BioPharma, Inc.

December 27, 2023	By:	/s/ James Sapirstein
	Name:	James Sapirstein
	Title:	Chief Executive Officer